FORM 8-K


                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549



                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                    The Securities Exchange Act of 1934


DATE OF REPORT (Date of earliest event reported): June 30, 1998


                    SPECIALITY RETAIL SERVICES, INC.
           (Exact name of registrant as specified in its charter)


        Delaware                   0-17941            22-2686442
(State or other juris-           (Commission         (IRS Employer
diction of incorporation)        File Number)      Identification No.)

                    2300 Northlake Centre Drive, Suite 200
                           Tucker, Georgia 30084
                  (Address of Principal Executive Offices)

               Registrant's telephone number:  (770)496-4565

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                                  FORM 8-K

ITEM 1.   CHANGES IN CONTROL OF REGISTRANT

Not applicable.

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

On June 26, 1998, Speciality Retail Services, Inc. (the "Company") entered into an Agreement and Plan of Share Exchange (the "Agreement"), under which the Company agreed to acquire all of the issued and outstanding common stock of Emission Control, SDN, a Malaysian corporation ("EC"). The Company completed the acquisition of EC on June 30, 1998.

Pursuant to the Agreement, the Company issued 10,000,000 shares of common stock to the shareholders of EC to acquire all of its outstanding common stock. In addition, seven controlling shareholders, who hold a total of 2,960,489 shares of common stock, granted the Company an option to repurchase their shares for (a) $2.00 per share, if the option is exercised during the first 180 days following the Effective Date, (b) $3.00 per share, if the option is exercised between 181 and 360 days following the Effective Date, (c) $4.00 per share, if the option is exercised between 361 and 540 days following the Effective Date, and (d) $5.00 per share, if the option is exercised between 540 days and two years following the Effective Date. In order to implement the option, the shares owned by said shareholders were placed in escrow for a two year period.

EC owns the rights to mine gold in the State of Kelantan, Malaysia, pursuant to seven leases covering 534.4 hectares of land. EC is in the process of obtaining a mining certificate to commence actual mining of the prospect, and plans to begin actual mining in the near future.

ITEM 3.   BANKRUPTCY OR RECEIVERSHIP

Not applicable.

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Not applicable.

ITEM 5.   OTHER EVENTS

Not applicable.

ITEM 6.   RESIGNATIONS OF REGISTRANT'S DIRECTORS

On June 30, 1998, Bentley Blum, Murray Steinfink and Andrew Oddi resigned as directors and officers of the Company, and Sumiyoshi Omure, Hisao Edo and John Lozo were appointed as directors. In addition, Mr. Omure was appointed president and treasurer, Mr. Lozo was appointed vice president and Yukio Mizuhashi was appointed secretary. The resignations of Messrs. Blum, Steinfink, and Oddi occurred pursuant to the Agreement and not as a result of any dispute with management of the Company (See Item 2 herein).

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

      (a) Financial statements of businesses acquired: To be filed by amendment.

      (b) Pro forma financial information: To be filed by amendment.

      (c) Exhibits:

          10.1 Agreement and Plan of Share Exchange by and among Specialty Retail Services, Inc. and Emission Control, SDN

ITEM 8.   CHANGE IN FISCAL YEAR

Not applicable.

ITEM 9.   SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S

Not applicable.

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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              	SPECIALITY RETAIL SERVICES, INC.

Date: 7/15/98                       By:  /s/ John Lozo
                                   _____________________________
                                    John Lozo, Vice President